Exhibit 99.1

First Capital, Inc. Symbol: FCAP Fall 2021 Investor M eetings 1

CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation and any oral statements in connection herewith may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by use of the words “estimates,” “expects ,” “believes,” “anticipates ,” “projects,” “intends,” “could,” “should” and similar expressions. These statements are based on the current beliefs, expectations, and goals of First Capital, Inc.’s management and are not guarantees of future performance. Forward - looking statements speak only as of the date they are made, are inherently subject to significant risks, uncertainties, and changes in circumstances, including, without limitation, those described in the introduction and under the heading “Risk Factors” in First Capital, Inc.’s Annual Report on Form 10 - K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC ”), as updated and supplemented by its other SEC reports filed from time to time, and should not be relied upon as representing management’s views as of any subsequent date. First Capital, Inc. undertakes no obligation to update forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . NON - GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of American (“ GAAP”). Management uses these “non - GAAP” measures in its analysis of our performance. Management believes that these non - GAAP financial measures allow for better comparability with prior periods, as well as with peers in the industry who provide a similar presentation, and provide a further understanding of our ongoing operations. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation. 2

Presented by: • Bill Harrod • President and CEO • 43 years in Banking • 29 years with FCAP • Current position since 2000 • Chris Frederick • Senior Executive VP and CFO • 31 years in Banking • CFO since 1997 • Senior Executive VP since 2018 3

History of the Company • Founded in 1891 as First Federal Savings and Loan Association of Corydon and renamed First Federal Bank in 1993. • First Capital, Inc. was established as a bank holding company for First Federal Bank in 1998 and conducted a public stock offering the same year. • Merger of equals between First Federal Bank and Harrison County Bank in 2000 and renamed First Harrison Bank upon consummation. • Purchased Hometown National Bank in New Albany, Indiana in 2003. $83 million in assets. • Purchased The Peoples Bank of Bullitt County in Bullitt County, Kentucky in 2015. $230 million in assets. • Converted FCAP to a financial holding company and FHB to an Indiana state - chartered commercial bank in 2018. • Currently have 18 offices in four counties in Indiana and one county in Kentucky. 4

Who we are: A Community Bank focused on high tech, high touch services located in Southern Indiana and Bullitt County, Kentucky • Traditional Core Banking, Wealth Management, & First Harrison Mortgage • Total Assets of $1.08 b illion • 18 Branches 5

Diversified Economic Base • Major Employers in Southern Indiana • Amazon • Floyd Memorial Baptist Health • Greater Clark Schools • U.S. Census Bureau • River Ridge Commerce Center is a world - class business and manufacturing park with 6,000 prime acres under development in the Midwest’s top - ranked business environment . • Major Employers in Bullitt County, Kentucky • Jim Beam • Amazon • Geek Squad City • Gordon Food Services • Bullitt County – 5 th fastest growing county in the state. www.valuepenguin.com 6

NET INCOME & EARNINGS PER SHARE 7 $6,864 $7,439 $9,253 $10,325 $10,131 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Net Income (In Thousands) YTD Net Income 6/30/2021: $5,669 YTD Net Income 6/30/2020: $4,532 $2.05 $2.23 $2.77 $3.09 $3.02 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Earnings Per Share YTD Earnings Per Share 6/30/2021: $1.69 YTD Earnings Per Share 6/30/2020: $ 1.35

TOTAL ASSETS & RETURN ON AVERAGE ASSETS 8 $743,658 $758,956 $794,162 $827,496 $1,017,551 $1,078,666 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Total Assets (In Thousands) 0.94% 0.99% 1.19% 1.26% 1.12% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Return on Average Assets *Annualized (1)

NET LOANS 9 $381,154 $409,618 $434,260 $466,494 $500,331 $484,750 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 6/30/2021 Net Loans (In Thousands) PPP Balance 12/31/2020: $37,311 PPP Balance 6/31/2021: $23,404

LOAN COMPOSITION 10 Residential real estate , $128,521 , 26% Land , $18,122 , 4% Construction , $31,893 , 7% Commercial Real Estate , $129,960 , 27% Commercial Business , $42,967 , 9% PPP , $23,404 , 5% Home Equity and 2nd Mortgage , $50,309 , 10% Other Consumer , $59,574 , 12% Loan Portfolio Composition Total of $484,750 (in thousands) as of 6/30/2021

NONPERFORMING ASSETS TO TOTAL ASSETS NET CHARGE - OFFS TO AVERAGE LOANS 11 1.04% 0.90% 0.78% 0.24% 0.14% 0.18% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Ratio of Nonperforming Assets to Total Assets* *Nonperforming assets include nonaccrual loans, accruing loans that are 90 days or more past due, and foreclosed real estate. 0.18% 0.17% 0.17% 0.09% 0.05% 0.03% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% 0.12% 0.14% 0.16% 0.18% 0.20% Ratio of Net Charge - Offs to Average Loans *Annualized (1)

TOTAL DEPOSITS COST OF FUNDS 12 $664,650 $664,562 $701,646 $722,177 $900,461 $961,581 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Total Deposits (In Thousands) 0.33% 0.26% 0.29% 0.35% 0.25% 0.16% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 6/30/2021* Cost of Funds *Annualized (1)

NON - MATURITY & NON - INTEREST BEARING DEPOSIT ACCOUNTS 13 18% 20% 20% 20% 25% 23% 0% 5% 10% 15% 20% 25% 30% Non - Interest Bearing Deposit Accounts (as a % of Total Deposits) 87% 89% 90% 91% 93% 93% 84% 85% 86% 87% 88% 89% 90% 91% 92% 93% 94% Non - Maturity Deposit Accounts (as a % of Total Deposits)

DEPOSIT COMPOSITION 14 Non - Interest Bearing Demand - $223,002 ( 23% ) Time Deposits - $63,460 ( 7% ) Interest Bearing Demand, Savings & Money Market - $675,119 ( 70% ) Deposit Composition Total of $961,581 (in thousands) as of 6/30/2021

STOCKHOLDERS’ EQUITY AND RETURN ON AVERAGE EQUITY 15 $75,730 $80,938 $85,844 $98,836 $110,639 $112,413 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Stockholders’ Equity Net of Non - Controlling Interest in Subsidiary (In Thousands) 8.90% 9.37% 11.46% 11.13% 9.64% 10.19% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Return on Average Equity *Annualized (1)

NET INTEREST INCOME 16 $23,331 $25,030 $27,275 $30,094 $28,086 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020* Net Interest Income (In Thousands) YTD Net Interest Income 6/30/2021: $13,848 (includes PPP Fees of $961) *Includes PPP Fees of $791

NON - INTEREST INCOME $6,169 $6,698 $6,168 $6,926 $8,599 $1,179 $1,385 $1,100 $1,191 $2,716 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Non - Interest Income (In Thousands) Non-Interest Income Gain on Loans Sold YTD Non - Interest Income 6/30/2021: $ 4,990 YTD Gain on Loans Sold 6/30/2021: $ 1,297 17

(1) Reconciliation of Non - GAAP Financial Measures 6/30/2021 Return on average assets before annualization 0.59% Annualization factor 2.0 Annualized return on average assets 1.08% Ratio of net charge - offs to average loans before annualization 0.015% Annualization factor 2.0 Annualized ratio of net charge - offs to average loans 0.03% Cost of funds before annualization 0.08% Annualization factor 2.0 Annualized cost of funds 0.16% Return on average equity before annualization 5.095% Annualization factor 2.0 Annualized return on average equity 10.19% 18 A reconciliation of GAAP and non - GAAP financial measures is presented below . All ratios shown as “annualized” as of June 30, 2021 have been calculated using an annualization factor of 2.0 .